UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

August 11, 2010
Date of Report (Date of earliest event reported)

LEXICO RESOURCES INTERNATIONAL CORPORATION
(Exact name of registrant as specified in its charter)

Nevada	33-55254-22	87-0438633
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8000 Burning Tree Drive Franktown, Colorado	80116
(Address of principal executive offices)	(Zip Code)

(213) 321-9858
Registrant’s telephone number, including area code

N/A
 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
__________

SECTION 8 - OTHER EVENTS

Item 8.01 Other Events.

SPECIAL MEETING OF SHAREHOLDERS

On August 11, 2010, a special meeting of the shareholders of Lexico Resources International Corporation, a Nevada corporation (the "Company") was held for the following purposes:

1.
To consider and vote for the election of the following two (2) persons to serve as directors of the Board of Directors of the Company until their successor shall have been elected and qualiied: Ronald L. Aden and F. Jeffrey Krupka;

2.
To consider and vote upon a proposal to approve: (i) the employment agreement between the Company and Ronald L. Aden dated  June 1, 2010 (the “Aden Employment Agreement”); (ii) the employment agreement between the Company and Jeffrey Krupka dated June 1, 2010 (the “Krupka Employment Agreement”); and (iii) the compensation agreement between the Company and Southwest Consulting Associates, Inc. (“SWCA”) dated June 1, 2010 (the “Compensation Agreement”);

3.
To consider and vote upon a proposal to approve an amendment to the Articles of Incorporation, as amended, to increase the authorized shares of common stock from 100,000,000 shares to 300,000,000 shares, par value $0.001, and 100,000,000 shares of preferred stock, par value $0.001 (the “Amendment”);

4.
To consider and vote upon a proposal to authorize the Board of Directors to effect a reverse stock split of one-for-twenty (1:20) shares of the Company's outstanding common stock (the “Reverse Stock Split”), depending upon a determination by the Board of Directors that a Reverse Stock Split is in the best interests of the Company and its Shareholders with such post-split shares of common stock being referred to herein as the "New Common Stock";

5.
To consider and vote upon a proposal to approve the agreement for satisfaction of judgment between the Company and Narnia Investments Ltd. (“Narnia Investments”) dated April 28, 2010 and as amended (the “Narnia Investments Agreement”);

6.
To consider and vote upon a proposal to approve the forbearance agreement between the Company and Aggregate Recovery Resources LLC (“Aggregate Recovery”) dated May 4, 2010 and as amended (the “Aggregate Recovery Forbearance Agreement”);

7.	To consider and vote upon a proposal to ratify the engagement of M&K CPAs (“M&K”) to serve as the principal independent auditor for the Company for fiscal year ended December 31, 2010.

8.	To consider and act upon such other business as may properly come before the Special Meeting or any adjournment thereof.

The Company distributed a Proxy Statement dated June 11, 2010 and supporting documentation, including a proxy, to the shareholders of the Company. Only shareholders of record at the close of business on June 18, 2010 (the "Record Date") were entitled to notice and to vote the shares of common stock held by them on such date at the Meeting or any and all adjournments thereof. As of the Record Date, an aggregate 57,585,796  shares of common stock were issued and outstanding. There was no other class of voting securities outstanding at that date. Each share of common stock held by a shareholder entitled such shareholder to one vote on each matter that was voted at the Meeting. The presence, in person or by proxy, of the holders of a majority of the outstanding share of common stock was necessary to constitute a quorum at the Meeting. Assuming that a quorum was present, the affirmative vote of the holders of a majority of the shares of common stock outstanding was required to approve the matters presented for approval at the Meeting. Total shares of common stock present in person or by proxy at the Meeting of shareholders was 32,668,006 shares.

On August 11, 2010, the Meeting of shareholders was held with the resulting votes cast either in person or proxy as below:

l1.
To consider and vote for the election of the following two (2) persons to serve as directors of the Board of Directors of the Company until their successor shall have been elected and qualiied: Ronald L. Aden and F. Jeffrey Krupka.

For Ronald L. Aden	22,430,790
Against	0
Abstain	612,720

For Jeffrey Krupka	22,428,790
Against	0
Abstain	615,720

l2.
To consider and vote upon a proposal to approve: (i) the employment agreement between the Company and Ronald L. Aden dated  June 1, 2010 (the “Aden Employment Agreement”); (ii) the employment agreement between the Company and Jeffrey Krupka dated June 1, 2010 (the “Krupka Employment Agreement”); and (iii) the compensation agreement between the Company and Southwest Consulting Associates, Inc. (“SWCA”) dated June 1, 2010 (the “Compensation Agreement”).

For Aden Employment Agreement	22,326,325
Against	633,720
Abstain	83,465

For Krupka Employment Agreement	22,306,325
Against	653,720
Abstain	83,465

For Compensation Agreement	22,286,125
Against	723,920
Abstain	33,465

3.
To consider and vote upon a proposal to approve an amendment to the Articles of Incorporation, as amended, to increase the authorized shares of common stock from 100,000,000 shares to 300,000,000 shares, par value $0.001, and 100,000,000 shares of preferred stock, par value $0.001 (the “Amendment”).

For	22,047,292
Against	962,753
Abstain	33,465

4.
To consider and vote upon a proposal to authorize the Board of Directors to effect a reverse stock split of one-for-twenty (1:20) shares of the Company's outstanding common stock (the “Reverse Stock Split”), depending upon a determination by the Board of Directors that a Reverse Stock Split is in the best interests of the Company and its Shareholders with such post-split shares of common stock being referred to herein as the "New Common Stock".

For	28,875,733
Against	3,748,489
Abstain	33,465

5.
To consider and vote upon a proposal to approve the agreement for satisfaction of judgment between the Company and Narnia Investments Ltd. (“Narnia Investments”) dated April 28, 2010 and as amended (the “Narnia Investments Agreement”).

For	30,437,137
Against	3,186,005
Abstain	34,465

6.
To consider and vote upon a proposal to approve the forbearance agreement between the Company and Aggregate Recovery Resources LLC (“Aggregate Recovery”) dated May 4, 2010 and as amended (the “Aggregate Recovery Forbearance Agreement”);

For	29,466,070
Against	2,212,085
Abstain	979,532

7.	To consider and vote upon a proposal to ratify the engagement of M&K CPAs (“M&K”) to serve as the principal independent auditor for the Company for fiscal year ended December 31, 2010.

For	29,482,070
Against	2,196,085
Abstain	979,532

SECTION 5. CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

The following individuals were elected by the shareholders at the Meeting to the Board of Directors of the Company. Subsequently, the Board of Directors appointed the executive officers. As of the date of this Current Report, the directors and executive officers of the Company, their ages and positions held are as follows.

All of the directors hold office until the next annual general meeting of the shareholders or until their successors are elected and qualified. The officers are appointed by the Board of Directors and hold office until their earlier death, retirement, resignation or removal.
:

Name	Age	Position with the Company
Ronald L. Aden	66	President/Chief Executive Officer and a Director
Jeffrey Krupka	55	Secretary and Treasurer/Chief Financial Officer and a Drector

Biography

Ronald L. Aden. Mr. Aden has been the President of the Company since 2006 and a member of the Board of Directors of the Company since approximately September 2008. For the past twenty years, Mr. Aden has been involved in the construction industry, involving sales and rentals, and has considerable managerial experience. Mr. Aden was the founder and developer of Wee Pals Learning Centers, which he operated for over twenty years and ultimately sold.  Mr. Aden previously worked in maintenance at Motorola. Mr. Aden was born and raised in Illinois on a farm where he developed his interests in construction and carpentry.

Jeffrey Krupka. Mr. Krupka has been involved in the real estate industry for over thirty years. Mr. Krupka obtained his real estate license in 1975 and worked for Robertson Realty and Chamberlain. Mr. Krupka subsequently entered in equity lending market, which included the purchase of numerour FDIC and failed industrial bank projects. During 1999, Mr. Krupka operated Real Estate Opportunitites, Inc. as his first Over-the-Counter Bulletin Board company. He developed and closed several successful real estate land developments, including subdividisions in Auruora and Auburn Hills, Aurora, Colorado, The Village at Frederick, Frederick, Colorado and the conversion of the corner of Steele and Colfax strip center in Denver Colorado. After moving to California in 2009, Mr. Krupka pursued motion picture development and assisted living businesses and was a part owner in projects in Tehachapi and Merced, California. Mr. Krupka currently operates a consulting business, Southwest Consulting Associates Inc., which was engaged by the Company in January 2010 to restructure the Company.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01                      Financial Statements and Exhibits

(a) Financial Statements of Business Acquired.

Not applicable.

(b) Pro forma Financial Information.

Not applicable.

(c) Shell Company Transaction.

Not applicable.

(d) Exhibits.

3.1  Filed amendment to articles of incorporation.

6

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEXICO RESOURCES INTERNATIONAL CORPORATION
DATE: August 26, 2010.	/s/ Ronald L. Aden Name: Ronald L. Aden Title: President/Chief Executive Officer